                                                                    EXHIBIT 10.3
                                OPTION AGREEMENT


     THIS OPTION AGREEMENT is made and entered into as of April 14, 1997 by and among THE BUTLER GROUP INC., a Delaware corporation ("Butler"), MAXWELL SHOE
                                                      ------
COMPANY INC., a Delaware corporation ("Maxwell"), MAXWELL RETAIL INC., a
                                       -------
Delaware corporation ("Maxwell Retail"), and SLJ RETAIL LLC, a Delaware limited
                       --------------
liability company (the "Company").
                        -------


                                    RECITALS
                                    --------

       A. Butler, Maxwell and Maxwell Retail are parties to the Contribution Agreement and Butler and Maxwell Retail are parties to the Operating Agreement
(as such terms are defined below).


     B. Pursuant to the Contribution Agreement and in connection with the transactions contemplated by the Operating Agreement, the parties wish to enter into this Agreement, setting forth their mutual understandings and agreements with respect to the matters set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:


                                   ARTICLE I
                       DEFINITIONS; RULES OF CONSTRUCTION
                       ----------------------------------

     1.1  Definitions.  The following definitions will apply to the capitalized
          -----------
terms used in this Agreement for all purposes, unless otherwise clearly indicated to the contrary:

     "Aggregate Put Price" has the meaning set forth in Section 2.2(a).
      -------------------                               --------------

     "Agreement" means this Option Agreement, as it may be amended, modified,
      ---------
supplemented or restated from time to time.

     "Business Day" means any day that is not a Saturday or Sunday or a day on
      ------------
which banks are required or permitted to be closed in the States of New York or Massachusetts.

     "Butler" means The Butler Group Inc., a Delaware corporation, and its
      ------
successors and assigns pursuant to any Transfer permitted under the Operating Agreement.

     "Butler Exchange Rights" has the meaning set forth in Section 2.1.
      ----------------------                               -----------

     "Capital Contribution" has the meaning set forth in the Operating
      --------------------
Agreement.

     "Class A Member Interests" has the meaning set forth in the Operating
      ------------------------
Agreement.

     "Class A Member Units" has the meaning set forth in the Operating
      --------------------
Agreement.

     "Class B Member Interests" has the meaning set forth in the Operating
      ------------------------
Agreement.

     "Class B Member Units" has the meaning set forth in the Operating
      --------------------
Agreement.

     "Code" has the meaning set forth in the Operating Agreement.
      ----

     "Company" means SLJ Retail LLC, the limited liability company formed
      -------
pursuant to the Operating Agreement.

     "Contribution Agreement" means the Contribution Agreement dated of even
      ----------------------
date herewith among Butler, Maxwell and Maxwell Retail, as it may be amended, modified, supplemented or restated from time to time.

     "Current Market Price" means, in respect of any share of Maxwell Common
      --------------------
Stock on any date, the average of the daily market prices for the ninety consecutive trading days immediately preceding such date. The daily market price for each such trading day shall be (i) the last sale price on such day on the principal stock exchange on which the Maxwell Common Stock is then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, or (iii) if the Maxwell Common Stock is not then listed or admitted to trading on any stock exchange, the last sale price on such day as reported in the NASD Automated Quotations System, or if the Maxwell Common Stock is not on the National Market List, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Quotation Bureau, Inc., or if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or if there is no such firm, as furnished by any member of the NASD selected mutually by Butler and Maxwell or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by Butler and one of which shall be selected by Maxwell.

     "Formula Value" means, at any date, the amount equal to the product of (a)
      -------------
seven and 2/10 (7.2) multiplied by (b) the sum of (i) the Company's net income
                     ---------- --
(without any provision for federal and state income taxes) for the most recent period of twelve consecutive fiscal months of the Company ending on or after the first anniversary of the date of this Agreement and on or before the date of determination, plus (ii) depreciation and amortization during such period with
               ----
respect to assets contributed to the Company by or on behalf of the Members pursuant to the Contribution Agreement (but not assets acquired by the Company otherwise), to the extent deducted in determining such net income, in each case determined in accordance with GAAP.

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America as from time to time in effect, applied on a consistent basis with those accounting principles applied at prior dates or for prior periods.

     "Governmental Body" means any governmental or quasi-governmental agency,
      -----------------
authority, commission, board or other body.

     "Lien" has the meaning set forth in the Contribution Agreement.
      ----

     "Manager" has the meaning set forth in the Operating Agreement.
      -------

     "Maxwell" means Maxwell Shoe Company Inc., a Delaware corporation.
      -------

     "Maxwell Common Stock" means the Class A Common Stock, par value $.01 per
      --------------------
share, of Maxwell, as it exists on the date of this Agreement, and any capital stock of Maxwell into which such Class A Common Stock may hereafter be changed.

     "Maxwell Option Rights" has the meaning set forth in Section 3.1.
      ---------------------                               -----------

     "Maxwell Registration Rights Agreement" has the meaning set forth in the
      -------------------------------------
Contribution Agreement.

     "Maxwell Retail" means Maxwell Retail Inc., a Delaware corporation, and its
      --------------
successors and assigns pursuant to any Transfer permitted under the Operating Agreement.

     "Member Interest" has the meaning set forth in the Operating Agreement.
      ---------------

     "Member Units" has the meaning set forth in the Operating Agreement.
      ------------

     "NASD" means the National Association of Securities Dealers, Inc., or any
      ----
successor corporation thereto.

     "Notice of Objection" has the meaning set forth in Section 2.2(g).
      -------------------                               --------------

     "Person" means an individual, corporation, partnership, limited liability
      ------
company, joint venture, trust, estate, unincorporated organization, association, Governmental Body or other entity.

     "Put Exercise Notice" has the meaning set forth in Section 2.2(a).
      -------------------                               --------------

     "Put Price Per Member Unit" means, in respect of any Class B Member Unit as
      -------------------------
of the date of any Put Exercise Notice, the quotient of (a) the Formula Value of the Company as of such date (determined on the basis set forth in the definition thereof, without giving effect to any discount for (i) the fact that the Class B Member Units may constitute a minority interest, or (ii) any restrictions on the transferability of the Class B Member Units, or (iii) the absence of a public market for the Class B Member Units) divided by (b) the total number of Class A Member Units and Class B
       ------- --
Member Units held as of such date or deemed to be held as of such date in accordance with Sections 2.4 and 3.2(a).
                ------------     ------

     "Put Price Notice" has the meaning set forth in Section 2.2(b).
      ----------------                               ---------------

     "Subordinated Notes" has the meaning set forth in the Contribution
      ------------------
      Agreement.

     "Transfer" has the meaning set forth in the Operating Agreement.
      --------

     1.2  Rules of Construction.
          ---------------------

     (a) All article, section and paragraph titles and captions in this Agreement are for convenience only, will not be deemed part of this Agreement, and in no way define, limit, extend, or describe the scope or intent of any provisions of this Agreement. Except as specifically provided otherwise, references to "Articles," "Sections" and "Exhibits" are to Articles, Sections
               --------    --------       --------
and Exhibits of or to this Agreement.

     (b) Whenever the context may require, any pronoun used in this Agreement includes the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs includes the plural and vice versa. The
                                                          ---- -----
locative adverbs "hereof," "herein," "hereafter," etc. refer to this Agreement as a whole.

     (c) All accounting terms used in this Agreement and not specifically defined in Section 1.1 of this Agreement shall be construed in conformity with
           -----------
GAAP. In the event that GAAP changes during the term of this Agreement such that the defined terms set forth in Section 1.1 or any other accounting terms
                                    -----------
used herein would then be calculated in a different manner, then (i) the parties hereto agree to amend this Agreement in such respects as are necessary to conform the defined terms set forth in Section 1.1 or any other accounting terms
                                       -----------
used herein so that the criteria for the computations contemplated by Section
                                                                      -------
2.2(g) of this Agreement are substantially the same as were effective prior to
-------
such change in GAAP, and (ii) until the parties so amend this Agreement, the defined terms set forth in Section 1.1 or any other accounting terms used
                           -----------
herein and the application of such terms pursuant to Section 2.2(g) shall be
                                                     --------------
construed in conformity with GAAP as in effect immediately prior to such change.


                                   ARTICLE II
                             BUTLER'S OPTION RIGHTS
                             ----------------------

     2.1  Butler's Exchange Option.
          ------------------------

     (a) Butler shall have the right (the "Butler Exchange Rights"), exercisable
                                           ----------------------
at any time on or prior to the fifth anniversary of the date of this Agreement, by giving written notice of such exercise to the Company with a copy thereof to Maxwell and the Manager, to exchange (i) all (but not less than all) of the 4,500 Class A Member Units issued to it pursuant to Section 4.2(b) of the Operating Agreement, together with all (but not less than all) of the $12,500,000 in principal amount of the Subordinated Notes, for (ii) 4,500 Class B Member Units of the Company.

     (b) The closing of the Butler Exchange Rights pursuant to paragraph (a) above shall take place concurrently with the closing of the transactions contemplated by Section 3.2(b) hereof if the Butler Exchange Rights are deemed
                --------------
to be exercised on the basis contemplated by Section 3.2(a) hereof, and
                                             --------------
otherwise shall take place on the date (not later than thirty days following the date that Butler's notice is given pursuant to paragraph (a) above) agreed upon by the Company and Butler (or, if such day is not a Business Day, on the next succeeding Business Day), at the principal place of business of the Company (or at such other place as Butler and the Company shall agree).

     (c) On the date of closing of the Butler Exchange Rights pursuant to paragraph (b) above, (i) Butler shall deliver the Subordinated Notes to the Company for cancellation and, upon such delivery, Butler shall be deemed to hold 4,500 Class B Member Units in lieu of the 4,500 Class A Member Units issued to it pursuant to Section 4.2(b) of the Operating Agreement and such Class B
Member Units, together with any other Member Units then held by Butler, shall evidence Butler's aggregate Member Interest in the Company, and (ii) the Company shall pay to Butler the amount of any accrued but unpaid interest on the Subordinated Notes through and including such date.

     2.2  Butler's Put Option.
          -------------------

     (a) At any time or times from and after the exercise by Butler of the Butler Exchange Rights, through and including the seventh anniversary of the date of this Agreement, Butler shall have the right, by giving written notice of such exercise to Maxwell with a copy thereof to the Manager (a "Put Exercise
                                                                ------------
Notice"), to require Maxwell to purchase from Butler, on the date and in the
------
manner set forth in paragraphs (d) and (e) below, those Class B Member Units of Butler as are designated in such Put Exercise Notice for an aggregate purchase price (the "Aggregate Put Price") equal to the product of (i) the number of
            -------------------
Class B Member Units designated in the Put Exercise Notice, multiplied by (ii)
                                                            ---------- --
the Put Price Per Member Unit as of the date of such Put Exercise Notice, determined on the basis set forth in paragraphs (b) and (g) below. Any such notice may be given concurrently with any notice with respect to the exercise of the Butler Exchange Rights given pursuant to Section 2.1(a) hereof and, in such
                                             --------------
event, shall apply to the Class B Member Units to be issued to Butler pursuant to such notice. Butler may exercise the rights set forth in this paragraph (a) on not more than three occasions.

     (b) Promptly upon receiving a Put Exercise Notice given pursuant to paragraph (a) above, the Manager shall cause the Company to take all necessary or appropriate actions to cause the Put Price Per Member Unit and the Aggregate Put Price to be determined in accordance with paragraph (g) hereof and shall, in any event, within thirty days after the date the Put Exercise Notice is received, give Butler written notice (a "Put Price Notice") of the amount of
                                         ----------------
such Put Price Per Member Unit and Aggregate Put Price as so determined, accompanied by (i) a statement, in reasonable detail, setting forth the basis on which such Put Price Per Member Unit and Aggregate Put Price were so determined, and (ii) a certification of the independent accountants making such determination, as to the accuracy of such statement. The Aggregate Put Price, as so determined, shall be payable at closing in accordance with paragraph (e) below.

     (c) Nothing contained in this Section 2.2 shall preclude the rescission by
                                   -----------
Butler of any Put Exercise Notice at any time before the consummation of the purchase of the Class B Member Units contemplated thereby by giving written notice of such rescission to Maxwell but, in the event of such a rescission, (i) Maxwell Retail shall have the right to rescind any exercise by it of the Maxwell Option Rights pursuant to Section 2.4 hereof, (ii) such Put Exercise Notice
                          -----------
shall count as one of the three Put Exercise Notices permitted by paragraph (a) hereof and (iii) Butler shall reimburse the Company's reasonable out-of-pocket expenses incurred pursuant to paragraph (g) hereof.

     (d) The purchase of the Class B Member Units provided for in paragraph (a) hereof shall be consummated on the date (not later than thirty days following the date established for determination of the Put Price Per Member Unit and the Aggregate Put Price pursuant to paragraph (b) hereof) agreed upon by Maxwell and Butler (or if such day is not a Business Day, on the next succeeding Business
Day), at the principal office of the Company (or at such other place as Butler and Maxwell shall agree).

     (e) On the date of any purchase of Class B Member Units by Maxwell pursuant to this Section 2.2, (i) Butler shall assign to Maxwell the Class B Member
        -----------
Units being purchased by Maxwell hereunder, without any representation or warranty whatsoever (other than to the effect that Butler has good title to such Class B Member Units, free and clear of Liens, and has all requisite power and authority to assign such Class B Member Units to Maxwell hereunder), and (ii) Maxwell shall deliver to Butler the Aggregate Put Price for such Class B Member Units, at the option of Maxwell, either by (A) wire transfer of the Aggregate Put Price to an account in a bank located in the United States designated by Butler for such purpose, (B) delivery to Butler of an official bank check drawn on a member of the New York Clearing House, payable to the order of Butler in the amount of the Aggregate Put Price, or (C) the issuance by Maxwell to Butler of that number of shares of Maxwell Common Stock (rounded up to the next whole number of shares), having a value equal to the Aggregate Put Price based on the Current Market Price of such shares of Maxwell Common Stock as of the date the Put Exercise Notice is given, determined on the basis set forth in paragraph (g) below. Upon such assignment of Class B Member Units to Maxwell, such Class B Member Units shall automatically, without further action on the part of any party, be converted into the same number of Class A Member Units.

     (f) Any purchase by Maxwell of Class B Member Units pursuant to this

Section 2.1 which is delayed past the date specified in paragraph (d) above by
-----------
(i) the failure of the Company to determine the Put Price Per Member Unit or the Aggregate Put Price within the time period required in paragraph (b) above, or
(ii) an objection by Butler to any determination by the Company of the Put Price Per Member Unit or the Aggregate Put Price pursuant to paragraph (g) below, shall be consummated within thirty days after the resolution of such objection pursuant to paragraph (g) below, and the Aggregate Put Price shall bear interest at the rate of eight percent (8%) per annum, calculated daily on the basis of a 360-day year and actual days elapsed, for the period beginning sixty days after the date the Put Exercise Notice is given and ending on the date of payment in full of the Aggregate Put Price pursuant to paragraph (e) above.

     (g) The determination of the Formula Value, Put Price Per Member Unit, Aggregate Put Price and Current Market Price of each share of Maxwell Common Stock shall be made by the firm of independent accountants then retained by the Company, at the sole expense of the Company. Butler shall have the right at any time to object to the Formula Value, Put Price Per Member Unit, Aggregate Put Price and Current Market Price so determined by giving written notice (a "Notice
                                                                          ------
of Objection") to Maxwell with a copy thereof to the Manager, specifying the
------------
nature of its objection, within fifteen days following receipt of the Company's Put Price Notice pursuant to paragraph (b) hereof and, unless such objection is resolved by agreement of the Company, Maxwell and Butler within fifteen days following the date such Notice of Objection is given, Maxwell and Butler shall each have the right to subject the disputed determination to separate firms of independent accountants of recognized national standing for a joint resolution of the objection of Butler (neither of which shall be the firm of independent accountants regularly retained by the Company). If such firms cannot jointly resolve the objection of Butler, then, unless otherwise directed by agreement of Maxwell and Butler, such firms shall choose another firm of independent accountants of recognized national standing, which firm shall resolve such objection. In such case, the determination of the Formula Value, Put Price Per Member Unit, Aggregate Put Price and Current Market Price so made shall be conclusive and binding on Butler, Maxwell and all Persons claiming under or through either of them. The cost of the independent accountants selected by Maxwell shall be borne solely by Maxwell, the cost of the independent accountants selected by Butler shall be borne solely by Butler, and the cost of any independent accountants chosen by Maxwell's and Butler's independent accountants to resolve any objection shall be borne one-half each by Butler and Maxwell.

     2.3  Butler Registration Rights with Respect to Maxwell Common Stock.  In
          ---------------------------------------------------------------
the event that Maxwell elects to issue shares of Maxwell Common Stock to Butler pursuant to Section 2.2(e) above:
            --------------

     (a) Butler will have those registration rights with respect to such shares of Maxwell Common Stock as are more fully set forth in the Maxwell Registration Rights Agreement; and

     (b) in order to permit Butler the opportunity to exercise the registration rights provided for in the Maxwell Registration Rights Agreement, Maxwell agrees that it will not, at any time during the "Lockout Period" (as defined below), directly or indirectly, without the prior written consent of Butler, offer, sell, offer to sell, contract to sell, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, grant of any option to purchase or other sale or disposition) of any shares of Maxwell Common Stock or any securities convertible into, or exchangeable or exercisable for, Maxwell Common Stock or other capital stock of Maxwell, except for grants of or issuances pursuant to the exercise of employee stock options. For the purposes of this paragraph (b), the term "Lockout Period" means the period commencing on the date of receipt of a Put Exercise Notice pursuant to
Section 2.2(a) hereof and continuing until the date of consummation of the
--------------
purchase of Class B Member Units contemplated thereby pursuant to Section
                                                                  -------
2.2(d)hereof and, in the event that Maxwell issues shares of Maxwell Common
------
Stock in payment of the Aggregate Put Price for such Class B Member Units pursuant to Section 2.2(e) hereof, continuing for an additional period
            --------------
of ninety days thereafter.

     2.4  Maxwell Retail's Rights Upon Exercise of the Butler Put Rights.  In
          --------------------------------------------------------------
the event that Butler gives a Put Exercise Notice to Maxwell pursuant to Section
                                                                         -------
2.2(a) hereof, Maxwell Retail shall have the right at any time within fifteen
------
days following the date such notice is given to exercise the Maxwell Option Rights pursuant to Section 3.1, provided that such rights are then exercisable
                   -----------  --------
in accordance with Section 3.1.  In the event that Maxwell Retail exercises
                   -----------
the Maxwell Option Rights within the fifteen day period permitted by this
Section 2.4, the Class A Member Units that Maxwell Retail is entitled to
------------
acquire upon the exercise thereof shall be deemed to be outstanding on the date of the Put Exercise Notice for the purposes of the computation of the Put Price Per Member Unit as of such date.

     2.5  Assignments by Maxwell.  Maxwell may assign to Maxwell Retail the
          ----------------------
right to purchase the Class B Member Units that are the subject of a Put Exercise Notice given by Butler pursuant to Section 2.2 above, but no such
                                            -----------
assignment shall relieve Maxwell of its obligation to deliver the consideration specified in Section 2.2(e)(ii) unless and until Maxwell Retail shall have
             ------------------
performed such obligation.


                                  ARTICLE III
                         MAXWELL RETAIL'S OPTION RIGHTS
                         ------------------------------

     3.1  Maxwell Retail's Option to Acquire Additional Class A Member Units.
          ------------------------------------------------------------------

     (a) Maxwell Retail shall have the right (the "Maxwell Option Rights"),
                                                   ---------------------
exercisable at any time prior to February 1, 2000 by giving written notice of such exercise to the Company with a copy thereof to Butler, to acquire that additional Class A Member Interest in the Company as is evidenced by 1,175 Class A Member Units, upon the delivery to the Company of an additional Capital Contribution equal to $1,000 ; provided, however, in the event (i) the Maxwell
                               --------  -------
Option

Rights have not been exercised, and (ii) notwithstanding such non-exercise, GAAP would require Maxwell to consolidate for financial reporting purposes Maxwell's results of operations with the results of operations of the Company, then Maxwell Retail shall only have the right to acquire the aforementioned additional Class A Member Interest in the event the Company has earned net income (as determined by GAAP) for at least one quarter. Notwithstanding any other provision of this Section 3.1, in the event GAAP would require Maxwell
                        -----------
to include in its consolidated statements of income losses in an amount greater than $250,000 which are attributable to or derived from its ownership of Class A Member Interests, then the Maxwell Option Rights shall automatically be deemed to be of no effect and shall be void.

     (b) The closing of the Maxwell Option Rights pursuant to paragraph (a) above shall take place concurrently with the closing of the transactions contemplated by Section 2.2 hereof if the Maxwell Option Rights are exercised
                ------------
on the basis contemplated by Section 2.4 hereof, and otherwise shall take
                             -----------
place on the date (not later than thirty days following the date that Maxwell Retail's notice is given pursuant to paragraph (a) above) agreed upon by the Company and Maxwell Retail (or, if such day is not a Business Day, on the next succeeding Business Day), at the principal place of business of the Company (or at such other place as Maxwell Retail and the Company shall agree).

     (c) On the date of closing of the Maxwell Option Rights pursuant to paragraph (b) above, Maxwell Retail shall make the Capital Contribution specified in paragraph (a) above and, upon the making of such Capital Contribution, Maxwell Retail shall be deemed to hold 1,175 additional Class A Member Units and such Class A Member Units, together with any other Class A Member Units then held by Maxwell Retail, shall evidence Maxwell Retail's aggregate Member Interest in the Company.

     3.2 Maxwell Retail's Right to Require Exercise of Butler Exchange Rights.
         --------------------------------------------------------------------

     (a) In the event that Maxwell Retail exercises the Maxwell Option Rights pursuant to Section 3.1(a) hereof, Maxwell Retail shall have the further
            --------------
right, provided that the Formula Value as of the date of such exercise is not
       --------
less than $57,000,000 (determined on the basis set forth in Section 2.2(g),
                                                            --------------
to require that Butler exercise the Butler Exchange Rights by giving written notice of such election to Butler concurrently with its notice given pursuant to Section 3.1(a). Upon receipt of such notice, Butler shall be deemed to
   --------------
have exercised the Butler Exchange Rights in accordance with the terms and conditions of Section 2.1 hereof.
              -----------

     (b) In the event that Maxwell Retail exercises its right to require Butler to exercise the Butler Exchange Rights pursuant to paragraph (a) hereof, then the closing of the Butler Exchange Rights shall take place concurrently with the closing of the Maxwell Option Rights in accordance with Section 3.1(b) hereof.
                                                        --------------
In the event that the transactions contemplated by Section 3.1 hereof fail to
                                                   -----------
close for any reason within the respective time periods provided in Section
                                                                    -------
3.1(b), then, at the election of Butler, Butler may rescind its deemed
------
exercise of the Butler Exchange Rights pursuant to this Section 3.2 by giving
                                                        -----------
written notice of such rescission to Maxwell Retail.

     (c) If Butler is required to exercise the Butler Exchange Rights pursuant to this Section 3.2, then the Company shall be obligated to pay to Butler, in
        -----------
order to compensate Butler for the loss of interest income on the Subordinated Notes and its rights as a creditor of the Company, an early exchange fee equal to the product of (i) $1,000,000 multiplied by (ii) that fraction, the numerator
                                 -------------
of which is the total number of days then remaining from the date of such exchange until the stated maturity of the Subordinated Notes and the denominator of which is 360, and Maxwell Retail, in its capacity as Manager, shall cause the Company to pay to Butler the amount of such early exchange fee, together with any accrued but unpaid interest on the Subordinated Notes through and including the date of exchange, concurrently with, and as a condition to, the closing of the Butler Exchange Rights pursuant to this Section 3.2. The early exchange
                                            -----------
fee shall be treated as a guaranteed payment pursuant to Section 707(a) of the Code.

                                   ARTICLE IV
                               GENERAL PROVISIONS
                               ------------------

       4.1  Assignment. Neither this Agreement nor any of the rights, interests
             ----------
or obligations hereunder can be assigned or delegated by Butler, Maxwell, Maxwell Retail or the Company without the prior written consent of the others; provided, however, that Maxwell may assign and delegate any of its rights,
--------  -------
interests or obligations under Section 2.2 hereof to the extent provided in
                               -----------
Section 2.5 hereof; and Butler and Maxwell Retail may assign and delegate any
-----------
of their respective rights, interests or obligations hereunder to any transferee of such party's Member Interest in a Transfer permitted under the Operating Agreement.

       4.2  Notices.  All notices that are required or may be given pursuant to
            -------
this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, by telecopy or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this Section
                                                                         -------
4.2):
----

          If to Butler:
          ------------

               c/o GE Capital Equity Capital Group, Inc.
               260 Long Ridge Road
               Stamford, Connecticut 06927
               Attention: William R. Kraus
               Facsimile: (203) 357-3945

          With copies to:
          --------------

               General Electric Capital Corporation
               260 Long Ridge Road

               Stamford, Connecticut  06927
               Attention: Counsel -- Equity Capital Group
               Facsimile: (203) 357-3047

               and

               King & Spalding
               191 Peachtree Street
               Atlanta, Georgia 30303-1763
               Attention: John Hays Mershon, Esq.
               Facsimile: (404) 572-5149

          If to Maxwell or Maxwell Retail:
          -------------------------------

               101 Sprague Street
               Hyde Park, Massachusetts 02137
               (or, if by mail, P.O. Box 37
               Readville, Massachusetts 02137)
               Attention: James J. Tinagero
               Facsimile: (617) 364-9058

          With a copy to:
          --------------

               Gibson, Dunn & Crutcher LLP
               333 South Grand Avenue
               Los Angeles, California 90071-3197
               Attention: Jonathan K. Layne, Esq.
               Facsimile: (213) 229-7520

          If to the Manager:
          -----------------

               To Maxwell Retail, as provided above, or
               as shall be specified by any successor
               Manager hereunder by notice give in
               accordance with this Section 4.2.
                                    -----------

          If to the Company:
          -----------------

               SLJ Retail LLC
               400 Technology Court
               Suite F
               Smyrna, Georgia 30082
               Attention:  President

               Facsimile:     (770) 801-0075

          With a copy to:
          --------------

               Gibson, Dunn & Crutcher LLP
               333 South Grand Avenue
               Los Angeles, California 90071-3197
               Attention: Jonathan K. Layne, Esq.
               Facsimile: (213) 229-7520

Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service or sent by telecopy or, if mailed, when actually received.

     4.3  Binding Effect.  This Agreement will be binding upon and inure to the
          --------------
benefit of the parties hereto and their successors, legal representatives, and permitted assigns.

     4.4  No Third Party Beneficiary.  This Agreement is made solely and
          --------------------------
specifically between and for the benefit of the parties hereto, and their respective successors and assigns subject to the express provisions hereof relating to successors and assigns, and no other Person whatsoever will have any rights, interest, or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

     4.5  Waiver. No failure by any party to insist upon the strict performance
          ------
          of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute waiver of any such breach or any other covenant, duty, agreement, or condition.

     4.6   Counterparts.  This Agreement may be executed in one or more
           ------------
counterparts, all of which together will constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     4.7   Entire Agreement.  This Agreement contains the entire understanding
           ----------------
of the parties relating to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. This Agreement cannot be modified or amended except in writing signed by the party against whom enforcement is sought.

     4.8  Governing Law.  This Agreement will be governed by and construed and
          -------------
interpreted in accordance with the laws of the State of New York applicable to contracts made and to be performed in that State.

     4.9  Section 754 Election.  Notwithstanding anything contained in the
          --------------------
Operating Agreement to the contrary, Maxwell Retail, as Manager, shall be entitled to cause the Company

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

to make an election pursuant to Section 754 of the Code following the acquisition by Maxwell or Maxwell Retail of all or any part of Butler's Member Interest pursuant to Section 2.2 of this Agreement. Such election shall not
                     -----------
be revoked without the written consent of Maxwell or Maxwell Retail.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first above written.

                                    THE BUTLER GROUP INC.

                                       /s/ Douglas P. Haensel
                                    By:__________________________________
                                       Douglas P. Haensel
                                       Executive Vice President

                                    MAXWELL SHOE COMPANY INC.

                                       /s/ James J. Tinagero
                                    By:__________________________________
                                       James J. Tinagero
                                       Executive Vice President


                                    MAXWELL RETAIL INC., individually
                                    and as Manager

                                       /s/ James J. Tinagero
                                    By:__________________________________
                                       James J. Tinagero
                                       Chairman


                                    SLJ RETAIL LLC
                                    By:  MAXWELL RETAIL INC., its Manager

                                       /s/ James J. Tinagero
                                    By:__________________________________
                                       James J. Tinagero
                                       Chairman

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